UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA New Jersey Municipal Money Fund of CMA
               Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal
Series Trust, 800 Scudders Mill Road, Plainsboro, NJ,  08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com



CMA New Jersey
Municipal Money Fund



Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA New Jersey Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




CMA New Jersey Municipal Money Fund


Officers and Trustees


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Steven T. Lewis--Vice President
Donald C. Burke--Vice President and Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

The Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, the short end of the yield curve remained relatively flat and it became increasingly difficult to find attractive income opportunities. Through September 30, 2003, both the Bond Market Association (BMA) Index and the one-year Municipal Market Data (MMD) Index averaged 1.03% for the year. Rates on the BMA Index, which measures the shortest end of the yield curve, averaged .85% during the third quarter versus 1.16% in the second quarter. Rates on the one-year MMD Index averaged .98% in the third quarter, just below the second quarter average of 1%.

Against this backdrop, our portfolio managers continued to work diligently to maximize tax-exempt returns consistent with the preservation of capital. With that said, remember also that the advice and guidance of a skilled financial advisor often can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


With interest rates low and expected to remain that way for some time, we looked increasingly to the higher yields offered by fixed rate notes during the period.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of ..44%.* As of September 30, 2003, the Fund's seven-day yield was
..45%.

The Federal Reserve Board cut the Federal Funds rate once more during the six-month period, sending interest rates to their lowest levels in almost 50 years. Despite indications that the economy was strengthening gradually, the Federal Reserve Board emphasized its concern that deflation was a bigger threat to the economy than inflation, and reassured investors that it planned to keep short-term interest rates low until consistent growth in the economy and employment became evident.

The expectation for a stable short-term interest rate environment created a strong demand for fixed rate notes with maturities of six months - one year. This caused yields on these notes to fall later in the period and somewhat flattened the yield curve when compared to variable rate demand securities. However, our aggressive pursuit of fixed rate notes earlier in the period enabled us to lock in a favorable spread above variable rate securities. This strategy enhanced the performance of the Fund during the six-month period.


Describe conditions in the state of New Jersey during the period.

New Jersey's financial picture remained brighter than that of many other states, largely because of the state's highly diversified employment base. The state unemployment rate as of August 2003 was 5.9%, slightly below the national level of 6.1%. During the period, the state issued $1.5 billion in tax and revenue anticipation notes (TRANs), a 20% decrease from last year. The issuance received the highest short-term ratings from the major rating agencies. In addition, New Jersey's long-term ratings remain strong in the AA range.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


How did you manage the Fund during the period?

Our belief that fixed rate notes offered an attractive investment opportunity led us to seek opportunities to increase our allocation in these securities. As the period progressed, we increased the Fund's weighting in fixed rate notes from 15% of total assets halfway through the period to 22.5% as of September 30, 2003. One significant purchase during the period involved the State of New Jersey TRANs. We believed that these securities would provide the portfolio with strong credit quality, excellent liquidity and an attractive yield. These notes offered yields of 1.02% and 1.045% and, under current market conditions, should positively affect the Fund's performance through their June 2004 maturity.


How would you characterize the portfolio's position at the close of the period?

As of September 30, 2003, the Fund's average portfolio maturity was 55 days. We expect to continue purchasing, whenever available, longer-dated fixed rate notes that would provide shareholders with added yield and appropriately extend the Fund's average life.

In the months ahead, we will continue to monitor developments in the national and New Jersey economies as well as the credit quality of the Fund's holdings. We intend to maintain our basic investment strategy while shifting the Fund's allocation between fixed and variable rate notes in what we believe are the best interests of our shareholders. We also will keep a watchful eye on the Federal Reserve Board's monetary policy. Although we have a stable outlook for short-term interest rates, we will be ready to respond with changes to our investment approach as needed.


Steven T. Lewis
Vice President and Portfolio Manager


October 9, 2003



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)
                  Face
State            Amount                             Municipal Bonds                                                 Value
New Jersey--80.3%          Bayonne, New Jersey, GO:
                $  3,355      BAN, 2% due 7/09/2004                                                              $    3,375
                   7,000      TAN, 3% due 10/22/2003                                                                  7,006
                     120      Temporary Notes, 2% due 7/09/2004                                                         121
                   5,395   Bayonne, New Jersey, Municipal Utilities Authority, Water System Revenue Bonds,
                           PUTTERS, Series 358, 1.08% due 4/01/2011 (e)(f)                                            5,395
                   2,113   Bethlehem Township, New Jersey, GO, BAN, 1.50% due 6/23/2004                               2,121
                   7,767   Brick Township, New Jersey, GO, BAN, Series A, 2.125% due 2/13/2004                        7,795
                  13,900   Camden County, New Jersey, Improvement Authority Revenue Bonds (Parkview
                           Redevelopment Housing Project), VRDN, AMT, 1.05% due 7/01/2026 (e)                        13,900
                   2,230   Camden County, New Jersey, Improvement Authority, Special Revenue Bonds, VRDN,
                           1.13% due 9/01/2026 (e)                                                                    2,230
                  11,685   Camden, New Jersey, GO, BAN, 2% due 9/10/2004                                             11,756
                   2,247   Clipper Tax-Exempt Trust, COP, VRDN, Series 1998-6, 1.04% due 10/01/2017 (e)               2,247
                  19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 1.11% due 2/15/2007 (e)    19,970
                   8,425   Eagle Tax-Exempt Trust, New Jersey State Turnpike Authority, Turnpike Revenue
                           Refunding Bonds, Series 2003-0041, Class A, 1.11% due 1/01/2030 (c)                        8,425
                  17,605   East Brunswick Township, New Jersey, GO, BAN, 1.75% due 1/08/2004                         17,634
                   7,000   Essex County, New Jersey, Improvement Authority Revenue Bonds, BAN, 2% due 8/05/2004       7,056
                   6,000   Glen Ridge, New Jersey, GO, TAN, 1.70% due 2/12/2004                                       6,015
                   3,166   Hopewell Township, New Jersey, GO, BAN, 2% due 11/20/2003                                  3,168
                  50,445   Hudson County, New Jersey, COP, MERLOTS, Series A35, 1.12% due 12/01/2021 (d)(e)          50,445
                  20,000   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Essential Purpose
                           Pooled Government), VRDN, 1.05% due 7/15/2026 (e)                                         20,000
                   6,880   Jersey City, New Jersey, GO, Refunding, 2% due 7/02/2004                                   6,929
                   3,000   Maywood, New Jersey, GO, BAN, 2% due 1/30/2004                                             3,007
                   2,185   Mercer County, New Jersey, Improvement Authority Revenue Bonds (Mercer Inc. Project),
                           VRDN, 1.12% due 12/01/2018 (e)                                                             2,185
                   6,402   Millstone Township, New Jersey, GO, BAN, 1.75% due 2/25/2004                               6,421
                   6,420   Mount Laurel Township, New Jersey, GO, BAN, 1.50% due 5/28/2004                            6,439
                  14,075   Municipal Securities Trust Certificates, New Jersey, Revenue Bonds, VRDN,
                           Series 1998-64, Class A, 1.08% due 1/01/2012 (c)(e)                                       14,075
                   3,000   New Brunswick, New Jersey, GO, TAN, 1.50% due 2/27/2004                                    3,007
                   8,000   New Brunswick, New Jersey, Parking Authority, GO, 1.70% due 6/04/2004                      8,011
                           New Jersey EDA (Chambers Cogen Project), Series 91, CP, AMT:
                  10,300      0.85% due 10/07/2003                                                                   10,300
                  28,600      0.85% due 11/10/2003                                                                   28,600
                           New Jersey EDA, EDR, Refunding (e):
                  34,850      (Airis Newark LLC Project), ARCS, AMT, 1.10% due 1/01/2019 (a)                         34,850
                   4,400      (Jewish Community Foundation Metro West), VRDN, 1.07% due 12/01/2018                    4,400



Portfolio Abbreviations for CMA New Jersey Municipal Money Fund


AMT          Alternative Minimum Tax (subject to)
ARCS         Auction Rate Certificates
BAN          Bond Anticipation Notes
COP          Certificates of Participation
CP           Commercial Paper
DATES        Daily Adjustable Tax-Exempt Securities
EDA          Economic Development Authority
EDR          Economic Development Revenue Bonds
FLOATS       Floating Rate Securities
GO           General Obligation Bonds
MERLOTS      Municipal Extendible Receipt Liquidity Option
             Tender Securities
PUTTERS      Puttable Tax Exempt Receipts
ROCS         Reset Option Certificates
S/F          Single-Family
TAN          Tax Anticipation Notes
TRAN         Tax Revenue Anticipation Notes
VRDN         Variable Rate Demand Notes



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                  Face
State            Amount                             Municipal Bonds                                                 Value
New Jersey                 New Jersey EDA, EDR, VRDN (e):
(continued)     $  9,100      (Diocese of Metuchen), 1.10% due 3/01/2026                                         $    9,100
                  20,100      (ENCAP Golf Holdings LLC), AMT, Series A, 1.10% due 10/01/2026                         20,100
                  33,000      (ENCAP Golf Holdings LLC), AMT, Series B, 1.10% due 10/01/2011                         33,000
                   3,025      (Eatem Realty Company), AMT, 1.12% due 9/01/2013                                        3,025
                   8,190      (MZR Real Estate LP Project), AMT, 1.17% due 12/01/2026                                 8,190
                   4,095      (PB Tower & Metro Project), AMT, Series A, 1.22% due 11/01/2026                         4,095
                   2,265      (PB Tower & Metro Project), AMT, Series B, 1.22% due 11/01/2011                         2,265
                     945      (Park Lane Association Project), AMT, 1.22% due 4/01/2010                                 945
                   2,400      (Wyckoff Family YMCA Project), 1.05% due 10/01/2017                                     2,400
                   4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds (Tru Urban
                           Renewal Co.), DATES, 1.30% due 4/01/2019 (e)                                               4,000
                  31,700   New Jersey EDA (Keystone Energy), CP, AMT, 0.85% due 10/14/2003                           31,700
                   4,500   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation Project),
                           VRDN, AMT, Series A, 1.20% due 6/01/2026 (a)(e)                                            4,500
                           New Jersey EDA, Revenue Bonds (e):
                   3,140      (Accurate Box Co. Inc. Project), VRDN, AMT, 1.17% due 11/01/2009                        3,140
                   1,975      (The Arc of Somerset County Inc.), VRDN, 1.12% due 7/01/2020                            1,975
                   4,430      (Cozzoli Enterprises LLC Project), VRDN, AMT, 1.10% due 3/01/2022                       4,430
                   2,035      (Jewish Family Service), VRDN, 1.12% due 2/01/2022                                      2,035
                   8,100      MERLOTS, Series A-41, 1.12% due 6/15/2022 (b)                                           8,100
                  22,035      MERLOTS, Series B02, 1.12% due 6/15/2020 (d)                                           22,035
                   3,975      (Ocean County YMCA Inc. Project), VRDN, 1.12% due 9/01/2021                             3,975
                   5,000      (Presbyterian Homes), VRDN, Series B, 1.08% due 12/01/2032                              5,000
                   3,375      ROCS, Series II-R-203, 1.11% due 6/15/2021 (a)                                          3,375
                   3,575      (Urban League Project), VRDN, 1.12% due 8/01/2019                                       3,575
                   3,050      (YMCA of Montclair Project), VRDN, 1.12% due 6/01/2022                                  3,050
                   2,000   New Jersey EDA, Revenue Refunding Bonds (The Peddie School Project), VRDN,
                           Series B, 1.02% due 2/01/2019 (e)                                                          2,000
                  15,400   New Jersey EDA, Special Facility Revenue Bonds (Port Newark Container LLC),
                           VRDN, AMT, 1.12% due 7/01/2030 (e)                                                        15,400
                  16,265   New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                           New Jersey Inc. Project), VRDN, AMT, Series C, 1.25% due 11/01/2025 (a)(e)                16,265
                           New Jersey Health Care Facilities Financing Authority Revenue Bonds (e):
                  21,890      FLOATS, Series 702, 1.08% due 7/01/2014 (d)                                            21,890
                   6,500      (Meridian Health System), VRDN, Series A, 1.05% due 7/01/2033                           6,500
                  11,500      (Meridian Health System), VRDN, Series B, 1.05% due 7/01/2033                          11,500
                   6,500      (Meridian Hospitals Corp. Computer Program), VRDN, Series A-1, 1.10% due
                              7/01/2011                                                                               6,500
                   3,000      (Wiley Mission Project), VRDN, 1.08% due 7/01/2029                                      3,000
                   5,800   New Jersey Sports and Exposition Authority, State Contract Revenue Bonds, VRDN,
                           Series C, 1.05% due 9/01/2024 (d)(e)                                                       5,800
                  16,730   New Jersey Sports and Exposition Authority, State Contract Revenue Refunding Bonds,
                           VRDN, Series B-1, 1.05% due 3/01/2021 (d)(e)                                              16,730
                   9,850   New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                           (Centenary College), VRDN, Series A, 1.08% due 10/01/2033 (e)                              9,850
                  14,930   New Jersey State Highway Authority, Garden State Parkway, General Revenue
                           Refunding Bonds, PUTTERS, Series 247, 1.05% due 1/01/2013 (b)(e)                          14,930
                   5,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                           AMT, Series EE, 1.10% due 4/01/2004 (d)                                                    5,000
                  12,000   New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds,
                           AMT, Series B, 1.10% due 10/01/2004                                                       12,000



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
                  Face
State            Amount                             Municipal Bonds                                                 Value
New Jersey                 New Jersey State Transportation Trust Fund Authority Revenue Bonds (e):
(concluded)     $ 34,165      FLOATS, Series 775D, 1.13% due 12/15/2016 (a)(c)                                   $   34,165
                   6,195      MERLOTS, Series A13, 1.12% due 6/15/2020 (d)                                            6,195
                   7,160      ROCS, Series II-R-4040, 1.02% due 6/15/2022 (c)                                         7,160
                  70,000   New Jersey State, TRAN, Series 2004-A, 2% due 6/25/2004                                   70,494
                  16,335   New Jersey State Turnpike Authority, Turnpike Revenue Bonds, GO, Refunding,
                           ROCS, Series II-R-4032, 1.11% due 1/01/2021 (c)(e)                                        16,335
                           New Jersey State Turnpike Authority, Turnpike Revenue Bonds, VRDN (c)(e):
                   7,200      Series C-1, 1.08% due 1/01/2024                                                         7,200
                  32,800      Series C-2, 1.08% due 1/01/2024                                                        32,800
                  20,000      Series C-3, 1.08% due 1/01/2024                                                        20,000
                           New Milford, New Jersey:
                   1,760      GO, BAN, 1.50% due 6/25/2004                                                            1,768
                   2,500      TAN, 1.50% due 3/26/2004                                                                2,507
                   4,300   North Wildwood, New Jersey, BAN, 2% due 8/13/2004                                          4,333
                  20,815   Passaic County, New Jersey, Utilities Authority, Solid Waste Disposal Revenue
                           Refunding Bonds, Series A, 2.25% due 2/27/2004                                            20,878
                   5,608   Perth Amboy, New Jersey, BAN, 2% due 8/06/2004                                             5,650
                   5,048   Saddle Brook Township, New Jersey, BAN, 1.50% due 2/06/2004                                5,058
                   7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                           Revenue Bonds (E.I. du Pont de Nemours), VRDN, 1% due 3/01/2012 (e)                        7,300
                   1,508   South Amboy, New Jersey, GO, BAN, 2% due 8/05/2004                                         1,518
                   3,814   Southampton, New Jersey, BAN, Series A, 1.75% due 8/27/2004                                3,838
                   7,411   Stafford Township, New Jersey, GO, BAN, 2% due 7/16/2004                                   7,472
                   3,648   Washington Township, New Jersey, Mercer County, GO, BAN, 2.125% due 11/26/2003             3,652
                           West Windsor Township, New Jersey, GO, BAN:
                   5,516      1.50% due 12/15/2003                                                                    5,522
                   5,771      1.50% due 3/02/2004                                                                     5,785
                  10,000   Willingboro Township, New Jersey, GO, BAN, 2% due 12/11/2003                              10,011
                   4,148   Wood Ridge Boro, New Jersey, GO, BAN, 2% due 2/27/2004                                     4,162
                  21,675   Woodbridge Township, New Jersey, GO, Refunding, BAN, 1.25% due 7/08/2004                  21,703


New York/New               Port Authority of New York and New Jersey, CP, AMT:
Jersey--16.1%      8,215      0.85% due 10/09/2003                                                                    8,215
                   8,010      0.85% due 10/10/2003                                                                    8,010
                   4,685      0.85% due 10/10/2003                                                                    4,685
                  19,590   Port Authority of New York and New Jersey Revenue Refunding Bonds, FLOATS, AMT,
                           Series 693, 1.11% due 12/15/2032 (a)(e)                                                   19,590
                           Port Authority of New York and New Jersey, Special Obligation Revenue Refunding
                           Bonds (Versatile Structure Obligation), VRDN (e):
                  75,800      AMT, Series 1R, 1.16% due 8/01/2028                                                    75,800
                  48,350      AMT, Series 4, 1.15% due 4/01/2024                                                     48,350
                  24,300      AMT, Series 6, 1.15% due 12/01/2017                                                    24,300
                   1,780      Series 5, 1.15% due 8/01/2024                                                           1,780



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                  Face
State            Amount                             Municipal Bonds                                                 Value
Puerto Rico--   $  6,595   Municipal Securities Trust Certificates, Puerto Rico, GO, VRDN, Series 2002-199,
3.4%                       Class A, 1.05% due 1/25/2016 (d)(e)                                                   $    6,595
                   6,300   Municipal Securities Trust Certificates, Puerto Rico, Revenue Bonds, VRDN,
                           Series 2000-107, Class A, 1.05% due 5/19/2009 (c)(e)                                       6,300
                           Puerto Rico, Government Development Bank, CP:
                  18,000      0.80% due 10/10/2003                                                                   18,000
                   4,500      0.85% due 11/06/2003                                                                    4,500
                   5,400   Puerto Rico Public Finance Corporation, FLOATS, Series 705D, 0.99% due
                           8/01/2027 (a)(e)                                                                           5,400

                           Total Investments (Cost--$1,185,289*)--99.8%                                           1,185,289
                           Other Assets Less Liabilities--0.2%                                                        2,262
                                                                                                                 ----------
                           Net Assets--100.0%                                                                    $1,187,551
                                                                                                                 ==========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(f)XL Capital Insured.

*Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Assets and Liabilities

As of September 30, 2003
Assets

               Investments, at value (identified cost--$1,185,288,937)                                      $ 1,185,288,937
               Receivables:
                 Interest                                                                 $     2,681,716
                 Beneficial interest sold                                                         348,958         3,030,674
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            24,702
                                                                                                            ---------------
               Total assets                                                                                   1,188,344,313
                                                                                                            ---------------

Liabilities

               Payables:
                 Custodian bank                                                                   372,697
                 Distributor                                                                      302,372
                 Investment adviser                                                                59,087
                 Other affiliates                                                                  58,806
                                                                                          ---------------
               Total liabilities                                                                                    792,962
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 1,187,551,351
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of
               shares authorized                                                                            $   118,752,934
               Paid-in capital in excess of par                                                               1,068,776,081
               Undistributed realized capital gains--net                                                             22,336
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 1,187,529,342 shares
               of beneficial interest outstanding                                                           $ 1,187,551,351
                                                                                                            ===============

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statement of Operations

For the Six Months Ended September 30, 2003
Investment Income

               Interest and amortization of premium and discount earned                                     $     6,501,085

Expenses

               Investment advisory fees                                                   $     2,741,602
               Distribution fees                                                                  759,926
               Accounting services                                                                110,593
               Transfer agent fees                                                                 62,726
               Professional fees                                                                   34,607
               Custodian fees                                                                      19,667
               Registration fees                                                                   14,245
               Printing and shareholder reports                                                    14,080
               Pricing fees                                                                         6,098
               Trustees' fees and expenses                                                          5,591
               Other                                                                               12,461
                                                                                          ---------------
               Total expenses before waiver                                                     3,781,596
               Waiver of expenses                                                                 (2,664)
                                                                                          ---------------
               Total expenses after waiver                                                                        3,778,932
                                                                                                            ---------------
               Investment income--net                                                                             2,722,153
                                                                                                            ---------------
               Realized Loss on Investments--Net                                                                      (512)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     2,721,641
                                                                                                            ===============

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                          Months Ended          Year Ended
                                                                                          September 30,         March 31,
Increase (Decrease) in Net Assets:                                                             2003                2003
Operations

               Investment income--net                                                     $     2,722,153   $     9,443,317
               Realized gain (loss) on investments--net                                             (512)            87,248
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             2,721,641         9,530,565
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                         (2,722,153)       (9,443,317)
               Realized gain on investments--net                                                       --          (72,268)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders                                                                (2,722,153)       (9,515,585)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                             1,953,593,945     3,387,147,467
               Value of shares issued to shareholders in reinvestment of dividends
               and distributions                                                                2,721,767         9,515,227
                                                                                          ---------------   ---------------
                                                                                            1,956,315,712     3,396,662,694
               Cost of shares redeemed                                                    (1,994,718,291)   (3,437,655,470)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (38,402,579)      (40,992,776)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (38,403,091)      (40,977,796)
               Beginning of period                                                          1,225,954,442     1,266,932,238
                                                                                          ---------------   ---------------
               End of period                                                              $ 1,187,551,351   $ 1,225,954,442
                                                                                          ===============   ===============

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                            September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              --++          .01          .02          .03          .03
               Realized gain (loss) on investments--net          --++++         --++         --++         --++         --++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    --++          .01          .02          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                 Investment income--net                          --++++        (.01)        (.02)        (.03)        (.03)
                 Realized gain on investments--net                   --       --++++           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                 --++++        (.01)        (.02)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total Investment Return                            .44%*         .80%        1.66%        3.35%        2.74%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .62%*         .62%         .62%         .62%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .62%*         .62%         .62%         .62%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                             .44%*         .79%        1.68%        3.27%        2.71%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $1,187,551   $1,225,954   $1,266,932   $1,309,394   $1,085,988
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

++Amount is less than $.01 per share.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of interest payment settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion. For the six months ended September 30, 2003, FAM earned fees of $2,741,602, of which $2,664 was waived.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Notes to Financial Statements (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2003, the Fund reimbursed FAM $13,586 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CMA NEW JERSEY MUNICIPAL MONEY FUND, SEPTEMBER 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal
Series Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA New Jersey Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       CMA New Jersey Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA New Jersey Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.